EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the registration statement on Form S-3 (File No. 333-3314) of Mariner Health Group, Inc. of our report dated May 30, 1996, on our audits of the financial statements and financial statement schedule of Mariner Health Group, Inc. We also consent to the reference to our firm under the caption "Experts."


                                                  /s/  Coopers & Lybrand L.L.P.


Boston, Massachusetts
January 31, 1997